` corporate PRESENTATION January 2019 With over 35 years of discovery activity, XOMA currently has over three dozen partnered and fully-funded assets with the potential to drive milestone and royalty payments, along with multiple additional programs ready for out-licensing Exhibit 99.1

Certain statements in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding: future monetization opportunities, active transactions with significant financial implications, collaborations poised for significant financial contribution, our library of potentially value-generating assets, future potential for milestone and royalty payments, the potential of our antibody discovery engine, potential out-licensing of our internal compounds and products, the ability of our partners and their licensees to successfully develop their pipeline programs, the productivity of acquired assets, our revenue forecasts, upcoming internal milestones and value catalysts, our future cash needs, our strategy for value creation, and other statements that relate to future periods. These statements are not guarantees of future performance and undue reliance should not be placed on them. They are based on assumptions that may not prove accurate, and actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market. Potential risks to XOMA meeting these expectations are described in more detail in XOMA's most recent filing on Form 10-K and in other SEC filings. Consider such risks carefully when considering XOMA's prospects. Any forward-looking statements represent XOMA’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. XOMA disclaims any obligation to update any forward-looking statement, except as required by law. FORWARD-LOOKING STATEMENTS

What do these TWO geniuses have in common? (and why is XOMA talking about them?)

Warren Buffet’s Model Buy & hold The principle of compound growth Buy & build Buy good companies with good management teams who know how to grow their business

# OF CLINICAL STAGE ASSETS IN XOMA PORTFOLIO BUY & HOLD BUILD & HOLD Time XOMA’s Model: Build & Hold and Buy & Hold Build & Hold Allow current portfolio of assets to advance, fully-funded by Partners; hold royalty payment rights Buy & Hold Acquire rights to additional potential milestone & royalty assets

Buy & Hold Acquire MILESTONE AND royalty rights to additional fully-funded assets XOMA’s Model Build & Hold Allow current portfolio of assets to advance, fully-funded by Partners; hold Milestone & royalty payment rights

Build & Hold element Requires 2 Things XOMA Spend ($M) PATIENCE TO PROVIDE TIME FOR UNDERLYING DRUG ASSETS TO ADVANCE THROUGH THE LONG YEARS OF DISCOVERY, DEVELOPMENT AND APPROVAL A LEAN INFRASTRUCTURE TO MINIMIZE COSTS 1. 2.

Preclinical Phase 1 Phase 2 Phase 3 NDA filing 38 BUILD & HOLD PARTNERED ASSETS 1 1 11 12 8 5 Total Future Development Expense by XOMA: $0 20 Assets with Large-Cap Partners

YEAR COMPANY ASSET phase Of Development UPFRONT Potential MILESTONES ROYALTY % 2005 Novartis CFZ533 (Anti-CD40) Phase 2 $16.2M (+$7.5M debt reduction) $14M High single digits– low teens 2009 Takeda Phage display & Ab technologies Early Stage Undisclosed $230M Undisclosed 2015 Novartis Anti-TGFβ Phase 1 $37.5M $480M Mid single digits – low teens 2015 FivePrime Phage display library Early Stage Undisclosed Single-digit 2016 Ology Bioservices Anti-botulinum program Phase 2 Undisclosed 15% 2017 Novartis Gevokizumab IL-1β Phase 1 $31M $5M (XOMA stock) €12M debt repayment $438M High single digits – mid teens 2017 Rezolute XOMA 358 Phase 2 $5M (Rezolute stock) $232M High single digits – mid teens Build & hold Publicly disclosed Deal Terms

INDICATION pHASE STATUS STUDY SIZE START DATE Primary Sjogren's Syndrome 2 Recruiting 66 11/14 Lupus Nephritis 2 Recruiting 60 8/18 System Lupus Erythematosus 2 Not yet recruiting 120 9/18 Kidney Transplant 2 Not yet recruiting 325 9/18 Liver Transplant 2 Not yet recruiting 128 12/18 Graves' Disease 2 Completed 15 Moderate to Severe Myasthenia Gravis 2 Completed 44 de Novo Renal Transplantation 1/2 Completed 59 Rheumatoid Arthritis 1 Completed 75 Novartis' expansive development of Anti-CD40

INDICATION pHASE STATUS STUDY SIZE START DATE Primary Sjogren's Syndrome 2 Recruiting 66 11/14 Lupus Nephritis 2 Recruiting 60 8/18 System Lupus Erythematosus 2 Not yet recruiting 120 9/18 Kidney Transplant 2 Not yet recruiting 325 9/18 Liver Transplant 2 Not yet recruiting 128 12/18 Graves' Disease 2 Completed 15 Moderate to Severe Myasthenia Gravis 2 Completed 44 de Novo Renal Transplantation 1/2 Completed 59 Rheumatoid Arthritis 1 Completed 75 Novartis' expansive development of Anti-CD40

2 XOMA ASSETS HIGHLIGHTED AS POTENTIAL BLOCKBUSTERS BY NOVARTIS AT NOV 2018 R&D UPDATE XOMA Royalty Rate: Mid single digits to low teens

# of Assets at clinical stage XOMA’s Partnered Assets have progressed to Clinical Stage at 13% Annual growth rate Since 2001

Buy & Hold Acquire milestone & royalty rights to additional fully-funded assets XOMA’s Model Build & Hold Allow current portfolio of assets to advance, fully-funded by Partners; hold royalty payment rights

XOMA’s Buy & build Model is Designed for Our Industry Biotech Industry Characteristics Build & hold for long-term Buy & hold for long-term Development costs borne by partners Large diversified portfolio helps mitigate single asset risk XOMA Royalty Aggregator Strategy Long Product Life Cycles High Capital Requirements Low Probability OF Success

Phase 3 50% Phase 2 16% Phase 1 10% Preclinical 5% drug Development takes a long time and is capital intensive Avg. Time to Conduct (months) Avg. $ to fund Cumulative prob. of success 31 26 22 37 $210M $45M $30M $3M Sources:Dimasi, Hansen & Grabowski, 2003, Tufts University; Hay, Rosenthal, Thomas & Craighead, 2011, Biomedtracker

PHASE 3 Licensing Deals: 190 Total Licensing Deals 2014 - 2017 1,532 Licensing activity is robust at all stages of development PHASE 2 Licensing Deals: 269 PHASE 1 Licensing Deals: 143 Preclinical / OTHER Licensing Deals: 930

PRECLINICAL PHASE 1 PHASE 2 PHASE 3 APPROVAL COMMERCIAL > $100M $25M – $100M < $25M XOMA is Positioned to Monetize Royalties on Mid- to Early stage clinical assets Capital Deployed per Transaction Ligand Royalty Pharma HCRP

BIOTECH ‘X’ Seeks non-dilutive funding to take an additional program into clinical development to diversify risk Examples of Opportunities XOMA Will Target BIOTECH ‘Y’ Seeks funding to hold lead program to participate in next value inflection point

Key Attributes of XOMA Target Assets PRE-COMMERCIAL THERAPEUTIC ASSETS Phase 1, 2, or 3 LONG DURATION OF MARKET EXCLUSIVITY Patent expiration or regulatory exclusivity HIGH REVENUE POTENTIAL High unmet need or clear clinical benefit over alternatives STRONG DEVELOPER/MARKETER Assets partnered with high-quality pharma/ biopharma companies Rx

XOMA’s First Royalty Monetization transaction - Agenus Total Investment by XOMA: $15M 7 Assets with Large-Cap Partners 33% Royalty Interest 10% of Future Milestones 100% Immuno-Oncology Focus

Agenus transaction hits all Key Attributes of XOMA Target Assets PRE-COMMERCIAL THERAPEUTIC ASSETS Phase 1, 2 or 3 LONG DURATION OF MARKET EXCLUSIVITY Patent expiration or regulatory exclusivity HIGH REVENUE POTENTIAL High unmet need or clear clinical benefit over alternatives Volume or pricing advantage STRONG DEVELOPER/MARKETER Assets partnered with high-quality pharma/ biopharma companies Rx 7 total assets; 5 in clinical development Potentially 10-years post commercialization Potentially important IO drugs Merck, Incyte

Diversification: 45 Assets Across 9+ Therapeutic Categories

XOMA’s Model is Distinctive Typical Small/ Mid-Cap Biotech PORTFOLIO SIZE 1 - 3 assets 45 assets PORTFOLIO FOCUS Narrow Diversified PROBABILITY OF AN APPROVAL Low High RISK : RETURN POTENTIAL High : High Low : Mid / High CAPITAL User Provider

Compound interest is the eighth wonder of the world. He who understands it … earns it. He who doesn’t … pays it. - Albert Einstein What to expect from xoma compound growth impact

XOMA’s Model: Build & Hold and Buy & Hold – Compound GROWTH Principle total: Build & Hold Allow current portfolio of assets to advance, fully-funded by Partners; hold milestone & royalty payment rights Buy & Hold Acquire rights to additional potential milestone & royalty assets 38 Assets 45 Assets 7Assets

Buy & Hold Expand portfolio of revenue opportunities by acquiring new potential milestones & royalties 2018 operational results Build & Hold Allow current portfolio to continue to advance in hands of partners Completed $20M Rights Offering Established $20M LoC with Silicon Valley Bank Maintained lean cost infrastructure and financial discipline Agenus transaction - 7 new royalty interests $15M investment - $7.5M in cash / $7.5M from SVB LoC Merck & Incyte Multiple conversations span deal process

Royalty Rate at Projected Peak Sales < $500M (14 assets) $500M - $1B (11 assets) ≥ $1B (20 assets) < 2.5% 10 8 10 2.5% < 7.5% 3 2 7 7.5% - 15% 1 1 3 2 of 14 with Large-Cap Partners 8 of 11 with Large-Cap Partners 17 of 20 with Large-Cap Partners ASSETS BY PROJECTED PEAK SALES POTENTIAL A View of Market potential - 45 xoma assets > 40% of assets have sales milestones 27 assets are with Large-Cap Partners Annual revenue from just one $750M asset with a 2% royalty would cover XOMA’s current operating burn

# OF CLINICAL STAGE ASSETS IN XOMA PORTFOLIO BUY & HOLD BUILD & HOLD Time XOMA’s Model: Build & Hold and Buy & Hold Build & Hold Allow current portfolio of assets to advance, fully-funded by Partners; hold milestone & royalty payment rights Buy & Hold Acquire rights to additional potential milestone & royalty assets